Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory Liddy ,certify, pursuant to 18U.S.C.Section1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Anchor CNGO Corp. on Form 10-Q for the fiscal quarter ended May 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form l0-Q fairly presents in all material respects the financial condition and results of operations of Anchor CNGO Corp.

Date: July 10, 2013

By:	/s/ Gregory Liddy
Gregory Liddy
Principal Executive Officer and Principal Financial Officer